                                                                      EXHIBIT 24

STATE OF ALABAMA                    )
                                    :
COUNTY OF WINSTON                   )


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer of Cavalier Homes, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints David A. Roberson his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of the Company on Form S-4 relating to the acquisition of Belmont Homes, Inc. and relating to the registration of shares of the Common Stock, $.10 par value, of the Company, including all amendments to such registration statement, with all exhibits thereto, and other documents in connection therewith, and to file the same with the Securities and Exchange Commission and with any state securities commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 1st day of December, 1997.



                                    /s/ Michael R. Murphy
                                    -----------------------------------------
                                          Michael R. Murphy
                                        Principal Financial and
                                           Accounting Officer and Director

STATE OF ALABAMA                    )
                                    :
COUNTY OF WINSTON                   )


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and director of Cavalier Homes, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael R. Murphy his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of the Company on Form S-4 relating to the acquisition of Belmont Homes, Inc. and relating to the registration of shares of the Common Stock, $.10 par value, of the Company, including all amendments to such registration statement, with all exhibits thereto, and other documents in connection therewith, and to file the same with the Securities and Exchange Commission and with any state securities commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 1st day of December, 1997.



                                  /s/  David A. Roberson
                                  ------------------------------------------
                                          David A. Roberson
                                   President, Chief Executive Officer
                                            and Director

STATE OF TEXAS                      )
                                    :
COUNTY OF WICHITA                   )


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and director of Cavalier Homes, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of the Company on Form S-4 relating to the acquisition of Belmont Homes, Inc. and relating to the registration of shares of the Common Stock, $.10 par value, of the Company, including all amendments to such registration statement, with all exhibits thereto, and other documents in connection therewith, and to file the same with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their respective substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 1st day of December, 1997.



                       /s/ Barry B. Donnell
                       ------------------------------------
                           Barry B. Donnell
                         Chairman of the Board
                              and Director

STATE OF ALABAMA                    )
                                    :
COUNTY OF JEFFERSON                 )


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Cavalier Homes, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of the Company on Form S-4 relating to the acquisition of Belmont Homes, Inc. and relating to the registration of shares of the Common Stock, $.10 par value, of the Company, including all amendments to such registration statement, with all exhibits thereto, and other documents in connection therewith, and to file the same with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their respective substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 1st day of December, 1997.



                                /s/  Thomas A. Broughton, III
                                -----------------------------------------
                                     Thomas A. Broughton, III
                                              Director

STATE OF ALABAMA                    )
                                    :
COUNTY OF WINSTON                   )


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Cavalier Homes, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of the Company on Form S-4 relating to the acquisition of Belmont Homes, Inc. and relating to the registration of shares of the Common Stock, $.10 par value, of the Company, including all amendments to such registration statement, with all exhibits thereto, and other documents in connection therewith, and to file the same with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their respective substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 1st day of December, 1997.



                                     /s/ John W Lowe
                                     --------------------------
                                         John W Lowe
                                         Director

STATE OF TEXAS                      )
                                    :
COUNTY OF DALLAS                    )


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Cavalier Homes, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of the Company on Form S-4 relating to the acquisition of Belmont Homes, Inc. and relating to the registration of shares of the Common Stock, $.10 par value, of the Company, including all amendments to such registration statement, with all exhibits thereto, and other documents in connection therewith, and to file the same with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their respective substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 1st day of December, 1997.



                                       /s/  Lee Roy Jordan
                                       -------------------------------
                                            Lee Roy Jordan
                                            Director

STATE OF ALABAMA                                     )
                                                     :
COUNTY OF WINSTON                                    )


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Cavalier Homes, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of the Company on Form S-4 relating to the acquisition of Belmont Homes, Inc. and relating to the registration of shares of the Common Stock, $.10 par value, of the Company, including all amendments to such registration statement, with all exhibits thereto, and other documents in connection therewith, and to file the same with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their respective substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 1st day of December, 1997.



                                      /s/ Gerald W. Moore
                                      ----------------------------
                                          Gerald W. Moore
                                          Director